Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, Darren Holm, Chief Executive Officer of Silver Bow Antique Aviation, (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10-KSB for the period ending December 30, 2007 Of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2004

/s/Darren J. Holm
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Darren J. Holm
Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, Dempsey Mork, Chief Financial Officer of Silver Bow Antique Aviation, (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10-KSB for the period ending December 30, 2007 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2004

/s/Dempsey K. Mork
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Dempsey K. Mork
Chief Financial Officer